UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 20, 2007

DJO Finance LLC

(Exact name of registrant as specified in its charter)

Delaware	333-142188	20-5653965
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1430 Decision Street

Vista, CA 92081

(Address of principal executive offices, including zip code)

(760) 727-1280

(Registrant’s telephone number including area code)

ReAble Therapeutics Finance LLC

9800 Metric Blvd.

Austin, TX 78758

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                   Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-14(c))

This amendment hereby amends the Current Report on Form 8-K of DJO Finance LLC (the “Company”) originally filed with the Securities and Exchange Commission on November 27, 2007 (the “Report”).

The information previously reported in the Report is incorporated by reference into this Amendment.

Item 2.01.  Completion of Acquisition or Disposition of Assets.

DJO Finance LLC hereby amends Item 2.01 of its current report on Form 8-K filed November 27, 2007 as follows:

The financial statements and pro forma condensed financial information required to be filed pursuant to Rule 3-05 of Regulation S-X and Article 11 of Regulation S-X under the Securities Act of 1933, as amended, are included in this current report on Form 8-K under Item 9.01.

Item 9.01.  Financial Statements and Exhibits.

(a)          Financial Statements of Businesses Acquired.

Included herein as Exhibit 99.1 to this Form 8-K/A are the audited consolidated balance sheets of DJO Incorporated as of December 31, 2006 and 2005, and the related consolidated statements of income, changes in stockholders’ equity and cash flows for each of the three years in the period ended December 31, 2006, and the related notes to those consolidated financial statements.

Included herein as Exhibit 99.2 to this Form 8-K/A are the unaudited condensed consolidated balance sheets of DJO Incorporated as of September 29, 2007 and December 31, 2006, and the related unaudited condensed consolidated statements of income for the three and nine month periods ended September 29, 2007 and September 30, 2006, and the related unaudited condensed consolidated statements of cash flows for the nine month periods ended September 29, 2007 and September 30, 2006, and the related notes to those condensed consolidated financial statements.

Included herein as Exhibit 99.3 to this Form 8-K/A are the audited combined financial statements and other financial information for Aircast, Inc. and Aircast International Sales, LLC for the period from January 1, 2004 to December 7, 2004 and the year ended December 31, 2003.

Included herein as Exhibit 99.4 to this Form 8-K/A are the audited consolidated financial statements for Aircast Incorporated for the year ended December 31, 2005 and the period from October 22, 2004 (inception) to December 31, 2004.

(b)         Pro Forma Financial Information.

Included herein as Exhibit 99.5 to this Form 8-K/A is the unaudited pro forma condensed consolidated financial information.

(d)         Exhibits.

Exhibit No.	Document
99.1

Historical audited consolidated balance sheets of DJO Incorporated as of December 31, 2006 and 2005, and the related consolidated statements of income, changes in stockholders’ equity and cash flows for each of the three years in the period ended December 31, 2006, and the related notes to those consolidated financial statements

99.2

Historical unaudited condensed consolidated balance sheets of DJO Incorporated as of September 29, 2007 and December 31, 2006, and the related unaudited condensed consolidated statements of income for the three and nine month periods ended September 29, 2007 and September 30, 2006, the related unaudited condensed statements of cash flows for the nine month periods ended September 29, 2007 and September 30, 2006, and the related notes to those condensed consolidated financial statements.

99.3

Historical audited combined financial statements and other financial information for Aircast, Inc. and Aircast International Sales, LLC for the period from January 1, 2004 to December 7, 2004 and the year ended December 31, 2003.

99.4	Historical audited consolidated financial statements for Aircast Incorporated for the year ended December 31, 2005 and the period from October 22, 2004 (inception) to December 31, 2004.

99.5	Pro forma condensed consolidated financial information with respect to the merger with DJO Incorporated.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

DJO FINANCE LLC
Date: February 4, 2008
	By:	/s/ Donald M. Roberts
	Name:	Donald M. Roberts
	Title:	Executive Vice President, General Counsel
and Secretary